UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________________

FORM 8-K
_______________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    April 26, 2022
_______________________

              Regal Rexnord Corporation
(Exact name of registrant as specified in its charter)

Wisconsin	1-7283	39-0875718
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

          200 State Street, Beloit, Wisconsin 53511-6254
(Address of Principal Executive Offices, Including Zip Code)

Registrant's Telephone Number: (608) 364-8800

_______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
_______________________

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock	RRX	New York Stock Exchange

Item 5.07.    Submission of Matters to a Vote of Security Holders.

On April 26, 2022, Regal Rexnord Corporation, (the “Company”) held its 2022 annual meeting of shareholders (the “Annual Meeting”) for the purposes of (i) electing ten directors for terms expiring at the 2023 annual meeting of shareholders, (ii) holding a shareholder advisory vote on the compensation of the Company’s named executive officers as disclosed in the Company’s 2022 proxy statement, and (iii) ratifying the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022.

As of the March 4, 2022 record date for the determination of the shareholders entitled to notice of, and to vote at, the Annual Meeting, 67,227,585 shares of the Company’s common stock were outstanding and eligible to vote. A total of 64,189,255 shares were voted in person or by proxy at the Annual Meeting.

The following are the final votes on the matters presented for approval at the Annual Meeting:

Vote on the election of ten directors for terms expiring at the 2023 Annual Meeting:

Name	For	Against	Abstain	Broker Non-Votes
Jan A. Bertsch	62,898,898	316,861	19,884	953,612
Stephen M. Burt	62,109,149	1,106,314	20,180	953,612
Anesa T. Chaibi	62,989,425	226,142	20,076	953,612
Theodore D. Crandall	63,162,860	51,915	20,868	953,612
Christopher L. Doerr	61,249,083	1,966,210	20,350	953,612
Michael F. Hilton	63,117,286	97,377	20,980	953,612
Louis V. Pinkham	62,525,882	689,427	20,334	953,612
Rakesh Sachdev	60,263,524	2,952,044	20,075	953,612
Curtis W. Stoelting	60,801,473	2,413,880	20,290	953,612
Robin A. Walker-Lee	63,128,929	85,730	20,984	953,612

Advisory vote on the compensation of the Company’s named executive officers as disclosed in the Company’s 2022 proxy statement:

For	Against	Abstain	Broker Non-Votes
60,990,556	2,203,649	41,438	953,612

Vote on the ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022:

For	Against	Abstain
63,162,081	1,003,287	23,887

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGAL REXNORD CORPORATION

Date: April 27, 2022          By: /s/ Thomas E. Valentyn
Thomas E. Valentyn
Vice President, General Counsel and Secretary